UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/24/2005

MOLINA HEALTHCARE, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-31719

DE	134204626
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Molina Healthcare, Inc., One Golden Shore Drive, Long Beach, CA 90802
(Address of Principal Executive Offices, Including Zip Code)

562 435 3666
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2005, David W. Erickson, the Company's Chief Information Officer, provided notice to the Company that he is resigning effective February 11, 2005. Sheila K. Shapiro, the Company's Executive Vice President of Administrative Services, shall continue to have oversight responsibility for the Company's Information Services functions.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: January 26, 2005.	By:	/s/ Mark L. Andrews
Mark L. Andrews
Executive Vice President, General Counsel, and Corporate Secretary